SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2009

Royal Style Design, Inc.
(Exact name of registrant as specified in charter)

Florida	000-53524
(State or other jurisdiction	(Commission File Number)
of incorporation)

2561 Forsythe Road, Unit D, Orlando FL	32807
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 758-6801

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 31, 2009, Royal Style Design, Inc. (the “Company”, “we” or “us”) entered into three Exchange and Acquisition Agreements (the “Agreements”) for the acquisition of three companies: Fregat Ltd., a limited company formed under the laws of Russia (“Fregat”), for the acquisition of which we issued 203,698 shares of our common stock to the owner of all of the outstanding ownership interests in Fregat; Bauelemente Kuhn GmbH, a limited liability company formed under the laws of Germany (“Kuhn”), for the acquisition of which we issued 63,233 shares of our common stock to the owner of all of the outstanding ownership interests in Kuhn; and Kuechen Schilling GmbH, a limited liability company formed under the laws of Germany (“Schilling”), for the acquisition of which we issued 635,780 shares of our common stock to the owner of all of the outstanding ownership interests in Schilling.  In connection with the Agreements, as of December 31, 2009, we issued an aggregate of 902,711 shares of our common stock to the owners of the three companies we acquired.

Each of the Agreements provides that each of the former owners has the right, on or before the third anniversary of the closing date, to require us to initiate the regulatory filing process for clearance by the SEC of the spin-off to our shareholders of the shares of our subsidiary formerly owned by such owner, and following SEC approval of the regulatory filings in connection with the spin-off and the pro-rata distribution of the shares of the subsidiary as a dividend to our shareholders, the business of the subsidiary so spun off would be operated by its management.

In addition, each former owner has the right to repurchase  ownership of the subsidiary they sold to us at any time in the first year following the closing date, by such former owner paying to us the value of that subsidiary, as such value is determined by our Board of Directors.

FOR THE FULL TERMS OF THE AGREEMENTS, PLEASE REFER TO THE COPIES THEREOF FILED AS EXHIBITS 10.4, 10.5 and 10.6 TO THIS REPORT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

At closing held on December 31, 2009, pursuant to the Agreements we acquired from the three owners of Fregat, Kuhn and Schilling, respectively, 100% of the outstanding ownership interests in each of these companies, in exchange for our issuance of 902,711 shares of our common stock, valued at $902,711.

Item 3.02 Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount	Purchaser	Underwriter	Total Offering Price/ Underwriting Discounts
December 31, 2009
902,711 shares of common stock issued to the three owners of Fregat (203,698 shares), Kuhn (63,233 shares) and Schilling (635,780 shares), respectively, in exchange for 100% of the outstanding ownership interests in each of these companies.
		The three owners of Fregat, Kuhn and Schilling.	NA	$902,711/NA

The Company believes that the above transactions are exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), pursuant to the provisions of Regulation S, promulgated by the Securities and Exchange Commission under the Securities Act.

Item 8.01 Other Events.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Throughout this report, we make statements that may be deemed "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this report.

Any forward-looking statements that we may make are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. Any forward-looking statements are subject to the risks and uncertainties that could cause actual results of operations, financial condition, cost reductions, acquisitions, dispositions, financing transactions, operations, expansion, consolidation and other events to differ materially from those expressed or implied in such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements. As a result, the reader is cautioned not to rely on these forward-looking statements. Due to known and unknown risks, the company’s actual results may differ materially from its expectations or projections.

While most risks affect only future costs or revenues anticipated by the company, some risks may relate to accruals that have already been reflected in results of operations. The company’s failure to receive payments of accrued amounts or if liabilities are incurred in excess of amounts previously recognized, a charge against future earnings could result. In addition, any forward-looking statements should be considered in context with various disclosures made by us about our business.

Description of Businesses Acquired on December 31, 2009

Fregat Ltd.

Fregat Ltd. is a supplier of electronic components, electromechanical and automation devices, with its principal executive offices located in Saransk, Russian Federation.  Fregat was formed as a limited liability company under the laws of the Russian Federation in 2006.  Fregat operates primarily in the Russian Federation, all revenue is generated within the Russian Federation and all of the company’s assets are located in the Russian Federation.

Bauelemente Kuhn GmbH

Bauelemente Kuhn GmbH is a custom interior design company with a primary focus in home kitchen and bathroom design and installation projects.  Its principal offices are located in Lohne, Germany. It was incorporated as a publicly registered firm in Germany in April, 2008.  The company offers a wide range of high quality, traditional and contemporary kitchen components which are custom assembled to order.  Kuhn operates primarily in Germany, all revenue is earned within Germany and 100% of the company’s assets are located in Germany.

Kuechen Schilling GmbH

Kuechen-Schilling GmbH is a custom design and installation company specializing in larger commercial applications and projects used for businesses.  The company primarily does kitchen and bathroom design but can do other interiors as well.  The company was formed as a publicly registered firm in Germany in October 2008.  Similarly to Kuhn, the company offers a wide range of high quality, traditional and contemporary kitchen components which are custom assembled to order.  Schilling operates primarily in Germany, with its principal office located in Rodinghausen-Bruchmuhlen, Germany.  All revenue is earned within Germany, and 100% of the company’s assets are located in Germany.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits

No.	Description of Exhibit

10.4	Exchange and Acquisition Agreement, dated as of December 31, 2009, between the Company, Fregat Ltd. and its owner.

10.5	Exchange and Acquisition Agreement, dated as of December 31, 2009, between the Company, Bauelemente Kuhn GmbH and its owner.

10.6	Exchange and Acquisition Agreement, dated as of December 31, 2009, between the Company, Kuechen Schilling GmbH and its owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL STYLE DESIGN, INC.

Date: January 7, 2010	By:	/s/ Richard Lloyd
Richard Lloyd
Chief Executive Officer